UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2025

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts		02459
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2025 Annual Meeting of Stockholders of Karyopharm Therapeutics Inc. (the “Company”) held on May 28, 2025 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “2022 Plan Amendment”) to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan, as amended (the “2022 Plan” and, as further amended by the 2022 Plan Amendment, the “Amended 2022 Plan”). The 2022 Plan Amendment, which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval, increases the number of shares of common stock of the Company available for issuance under the Amended 2022 Plan by 450,000 shares. The description of the Amended 2022 Plan contained on pages 32 to 43 of the Company's definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2025 (the “Proxy Statement”), is incorporated herein by reference. A complete copy of the 2022 Plan Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting.

1.

The Company’s stockholders elected Garen G. Bohlin and Zhen Su as Class III directors, each to serve on the Board for a three-year term until the 2028 annual meeting of stockholders and until his resignation or removal or until his successor is duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

		Votes For	Votes Withheld	Broker Non-Votes
	Garen G. Bohlin	3,066,819	988,354	2,509,033
	Zhen Su, M.D., M.B.A.	3,191,845	863,328	2,509,033

2.

The Company’s stockholders approved an amendment to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan, as amended, to increase the number of shares of the Company’s common stock available for issuance thereunder by 450,000 shares. The results of the stockholders’ vote with respect to such approval were as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
	2,606,928	1,103,365	344,880	2,509,033

3.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the stockholders’ vote with respect to such approval were as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
	2,716,951	1,041,611	296,611	2,509,033

4.

The Company’s stockholders recommended, on an advisory basis, that future non-binding advisory votes on the compensation of the Company's named executive officers be held every year. The results of the stockholders’ vote with respect to such recommendation were as follows:

	Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstaining	Broker Non-Votes
	3,263,514	16,807	546,508	228,344	2,509,033

After taking into consideration the foregoing voting results, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every one year.

5.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification were as follows:

	Votes For	Votes Against	Votes Abstaining
	6,237,926	210,714	115,566

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1

Amendment No. 3 to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-36167) filed with the SEC on April 14, 2025)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: May 29, 2025	By:	/s/ Michael Mano
Michael Mano
Senior Vice President, General Counsel and Secretary